HarborView Mortgage Pass-Through Certificates

Series 2004-2

Preliminary Marketing Materials

$[541,746,000] (Approximate)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: March [16], 2004

HarborView Mortgage Pass-Through Certificates

Series 2004-2

$[541,746,000] (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s

1A-1	$150,000,000	3.58/3.93	1-112/1-357	Floater (3)	Senior Floater	AAA/Aaa
2A-1	$372,499,000	3.57/3.92	1-112/1-357	Floater (3)	Senior Floater	AAA/Aaa
A-X(4)	Notional	Not Marketed Hereby		Variable	Senior/ WAC IO	AAA/Aaa
A-R	$100	Not Marketed Hereby		Variable	Senior/Residual	AAA/NR
B-1	$9,624,000	6.06/6.82	1-112/1-357	Floater (5)	Subordinate Floater	AA/Aa2
B-2	$6,049,000	6.06/6.82	1-112/1-357	Floater (5)	Subordinate Floater	A/A2
B-3	$3,574,000	6.06/6.82	1-112/1-357	Floater (5)	Subordinate Floater	BBB/Baa2
B-4	$3,849,000				Subordinate Floater	BB/NR
B-5	$2,199,000	Privately Offered Certificates			Subordinate Floater	B/NR
B-6	$2,205,900				Subordinate Floater	NR/NR

Total	$550,000,000

(1)

Distributions on the Class 1A-1 Certificates will be derived primarily from a pool of conforming balance adjustable-rate mortgage loans (“Group I Mortgage Loans”). Distributions on the Class 2A-1 Certificates will be derived primarily from a pool of conforming and non-conforming adjustable-rate mortgage loans (“Group II Mortgage Loans”).   Distributions on the Subordinate Certificates will be derived from the Group I Mortgage Loans and Group II Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

The WAL and Payment Window for the Class 1A-1, Class 2A-1, Class B-1, Class B-2 and Class B-3 Certificates are shown to the first possible Optional Call Date and to maturity.

(3)

On each Distribution Date, the Certificate Interest Rate for the Class 1A-1 and Class 2A-1 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin doubles after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

(4)

The Class A-X Certificates will consist of one interest only component and two principal only components each related to a specific group of Mortgage Loans.  The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of the (i) weighted average of the Net WAC Caps of the LIBOR Certificates over (ii) the weighted average of the Certificate Interest Rates of the LIBOR Certificates, multiplied by a fraction, the numerator of which is the aggregate principal balance of the LIBOR Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.  The principal only components of the Class A-X Certificates will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Deferred Interest from the related group of Mortgage Loans allocated to the related principal only component of the Class A-X Certificates, as described herein.

(5)

For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), and (ii) the related Net WAC Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Servicer:

Countrywide Home Loans, Inc.

Trustee:

[U.S. Bank National Association]

Originator:

Countrywide Home Loans, Inc.

Custodian:

[Deutsche Bank National Trust Company.]

Rating Agencies:

S&P and Moody’s will rate the Offered Certificates as specified on the prior page.

Cut-off Date:

April 1, 2004.

Statistical Cut-off Date:

March 1, 2004 with respect to balances and April 1, 2004 with respect to rates and terms.

Expected Pricing Date:

March [19], 2004.

Closing Date:

On or about April 30, 2004.

Distribution Date:

The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in May 2004.

Certificates:

The “Senior Certificates” will consist of the Class 1A-1, Class 2A-1, Class A-X Certificates (collectively the “Class A Certificates”), and Class A-R Certificate.  The Class B-1, Class B-2 and Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be referred to herein as the “Subordinate Certificates.”  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class 1A-1, Class 2A-1 Certificates and the Subordinate Certificates are referred to herein as the “LIBOR Certificates”.  The Class 1A-1, Class 2A-1, Class B-1, Class B-2 and Class B-3 Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).  The price to be paid by investors for the Class A-X Certificates will include [29] days of accrued interest.

Interest Accrual Period:

The interest accrual period with respect to the Offered Certificates for a given Distribution Date will be  the period beginning with the 19th of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 18th day of the month of such Distribution Date (on a 30/360 basis).  The interest accrual period for the Class A-X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC.  The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that a portion of the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of [20]% CPR.

Mortgage Loans:

The aggregate principal balance of the Mortgage Loans as of the Cut-off Date is assumed to be approximately $[550,000,000] (the “Mortgage Loans”), which will consist of the mortgage loans as of the Statistical Cut-off Date with an aggregate principal balance of approximately $[376,659,423] (the “Statistical Mortgage Loans”) and the mortgage loans added on or prior to the Closing Date (the “Additional Mortgage Loans”).

The Statistical Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years.  The Statistical Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of generally 3 months) based upon an Index rate of (i) the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”), (ii) the weighted average cost of funds  of depository institutions, headquartered in Arizona, California or Nevada and members of the Eleventh District of the Federal Home Loan Bank System, as computed from statistics tabulated and published by the FHLB of San Francisco (“Eleventh District COFI”) and (iii) 1 Month LIBOR (“One-Month LIBOR”), with respect to [29.58]%, [18.26]% and [52.16]%, respectively, as of the Statistical Cut-off Date. After the initial fixed interest rate period, the interest rate for each Statistical Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  None of the Statistical Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Statistical Mortgage Loans are subject to a maximum mortgage rate.

For all of the Statistical Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

It is anticipated that the characteristics of the Mortgage Loans will be substantially similar to the characteristics of the Statistical Mortgage Loans, as described and shown herein.  As a result of scheduled and unscheduled principal payments, on the Closing Date the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[550,000,000], subject to an increase or decrease of up to 10%.

Group I

 Mortgage Loans:

The aggregate principal balance of the Group I mortgage loans as of the Cut-off Date is assumed to be approximately $[157,894,737] (the “Group I Mortgage Loans”), which will consist of the Group I Mortgage Loans as of the Statistical Cut-off Date with an aggregate principal balance of approximately $[150,567,958] (the “Group I Statistical Mortgage Loans”).   The Group I Mortgage Loans consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years.

Group II

Mortgage Loans:

The aggregate principal balance of the Group II mortgage loans is assumed to be approximately $[392,105,263] (the “Group II Mortgage Loans”) , which will consist of the Group II Mortgage Loans as of the Statistical Cut-off Date with an aggregate principal balance of approximately $[226,091,465] (the “Group II Statistical Mortgage Loans”).  The Group II Mortgage Loans consist of conforming and non-conforming adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [5.00]% total subordination.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.25]% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.15]% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [1.50]% total subordination.

Shifting Interest:

Until the Distribution Date occurring in May 2014, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

The principal payment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

May 2004 – April 2014

0% Pro Rata Share

May 2014 – April 2015

30% Pro Rata Share

May 2015 – April 2016

40% Pro Rata Share

May 2016 – April 2017

60% Pro Rata Share

May 2017 – April 2018

80% Pro Rata Share

May 2018 and after

100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in May 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in May 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

Allocation of

Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior Certificates pro-rata, until the related class principal balance or component principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the related Class A Certificates (or, with respect to the Class A-X Certificates, the related principal only component) and the Subordinate Certificates on a pro rata basis.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the   servicing fee rate ([0.375]%), the trustee fee rate and the LPMI rate, if any.

Net WAC Cap:

The “Net WAC Cap” for the Class 1A-1 Certificates is equal to (i) the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans.

The “Net WAC Cap” for the Class 2A-1 Certificates is equal to (i) the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans.

The “Net WAC Cap” for the Subordinate Certificates is equal to the weighted average of (i) the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans and (ii) the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans, in each case weighted by the related group subordinate component principal balance, in each case adjusted for the related interest accrual period.

Carryover Shortfall

Amount:

If on any Distribution Date, the Certificate Interest Rate for the Class 1A-1 or Class 2A-1 Certificates is equal to the related Net WAC Cap, such Class will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class A-X Certificates (after the reduction due to Deferred Interest allocable to the Class A-X Certificates).

Available Funds Rate:

The “Available Funds Rate” for any Distribution Date is a rate, expressed as a fraction, the numerator of which is equal to the product of (i) the amount of interest distributions accrued on the related Mortgage Loans on the basis of the Net WAC Cap, less Deferred Interest and (ii) 12 and the denominator of which is the aggregate principal balance of the Mortgage Loans prior to such distribution date.

Deferred Interest:

The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

The amount of current interest on the Certificates will be reduced by the Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s).

For any Distribution Date for which the Net WAC Cap exceeds the Available Funds Rate, the excess will first result in a deferral of interest accrued on the A-X Certificate for the related Interest Accrual Period and a corresponding increase in the principal balance of the principal only component of the A-X Certificate.  In addition, if, for any Distribution Date and any Class of LIBOR Certificate, the Certificate Interest Rate for the related Interest Accrual Period exceeds Available Funds Rate, the excess will represent an allocation of Deferred Interest to such Class that will increase the Principal Amount of such Class.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class A-X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below;

2)

Class A-R Certificate, principal, until its balance is reduced to zero;

3)

Class 1A-1 and Class 2A-1 Certificates, from the related Mortgage Loans, sequentially, until the principal balance of such Class (or the principal only component in the case of the Class A-X Certificates) has been reduced to zero;

4)

Class 1A-1 and Class 2A-1 (on a pro rata basis), to pay the Carryover Shortfall Amount, if any;

5)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

6)

Class B-1 Certificates, principal allocable to such Class;

7)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

8)

Class B-2 Certificates, principal allocable to such Class;

9)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

10)

Class B-3 Certificates, principal allocable to such Class;

11)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

12)

Class A-R Certificate, any remaining amount.

*

The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Deferred Interest allocated to such Class of Certificates on such Distribution Date.

**

Under certain limited circumstances such as when (i) the aggregate principal balance of the Class A Certificates and principal only component related to a group have been reduced to zero or (ii) the aggregate principal balance of the Class A Certificates and principal only component related to a group are undercollateralized, principal and/or interest from a group will be used to make payments on the unrelated Class A Certificates and principal component.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighed Average Life Tables (1)

Class 1A-1 To Optional Call Date
	12 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	5.75	4.72	3.58	2.31	1.64
MDUR (yr)	5.35	4.45	3.41	2.24	1.59
First Prin Pay	05/19/2004	05/19/2004	05/19/2004	05/19/2004	05/19/2004
Last Prin Pay	12/19/2018	07/19/2016	08/19/2013	06/19/2010	09/19/2008

Class 1A-1 To Maturity
	12 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	6.19	5.14	3.93	2.55	1.80
MDUR (yr)	5.71	4.79	3.71	2.45	1.74
First Prin Pay	05/19/2004	05/19/2004	05/19/2004	05/19/2004	05/19/2004
Last Prin Pay	01/19/2034	01/19/2034	01/19/2034	01/19/2034	01/19/2034

Class 2A-1 To Optional Call Date
	12 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	5.72	4.71	3.57	2.31	1.63
MDUR (yr)	5.34	4.43	3.40	2.23	1.59
First Prin Pay	05/19/2004	05/19/2004	05/19/2004	05/19/2004	05/19/2004
Last Prin Pay	12/19/2018	07/19/2016	08/19/2013	06/19/2010	09/19/2008

Class 2A-1 To Maturity
	12 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	6.16	5.12	3.92	2.54	1.79
MDUR (yr)	5.68	4.77	3.70	2.44	1.74
First Prin Pay	05/19/2004	05/19/2004	05/19/2004	05/19/2004	05/19/2004
Last Prin Pay	01/19/2034	01/19/2034	01/19/2034	01/19/2034	01/19/2034

Class B-1 To Optional Call Date
	12 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	9.55	7.93	6.06	4.30	3.29
MDUR (yr)	8.67	7.31	5.69	4.11	3.17
First Prin Pay	05/19/2004	05/19/2004	05/19/2004	05/19/2004	05/19/2004
Last Prin Pay	12/19/2018	07/19/2016	08/19/2013	06/19/2010	09/19/2008

Class B-1 To Maturity
	12 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	10.49	8.81	6.82	4.93	3.85
MDUR (yr)	9.37	7.99	6.31	4.65	3.68
First Prin Pay	05/19/2004	05/19/2004	05/19/2004	05/19/2004	05/19/2004
Last Prin Pay	01/19/2034	01/19/2034	01/19/2034	01/19/2034	01/19/2034

Class B-2 To Optional Call Date
	12 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	9.55	7.93	6.06	4.30	3.29
MDUR (yr)	8.44	7.14	5.58	4.05	3.13
First Prin Pay	05/19/2004	05/19/2004	05/19/2004	05/19/2004	05/19/2004
Last Prin Pay	12/19/2018	07/19/2016	08/19/2013	06/19/2010	09/19/2008

Class B-2 To Maturity
	12 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	10.49	8.81	6.82	4.93	3.85
MDUR (yr)	9.09	7.78	6.17	4.57	3.62
First Prin Pay	05/19/2004	05/19/2004	05/19/2004	05/19/2004	05/19/2004
Last Prin Pay	01/19/2034	01/19/2034	01/19/2034	01/19/2034	01/19/2034

Class B-3 To Optional Call Date
	12 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	9.55	7.93	6.06	4.30	3.29
MDUR (yr)	8.33	7.06	5.52	4.01	3.09
First Prin Pay	05/19/2004	05/19/2004	05/19/2004	05/19/2004	05/19/2004
Last Prin Pay	12/19/2018	07/19/2016	08/19/2013	06/19/2010	09/19/2008

Class B-3 To Maturity
	12 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	10.49	8.81	6.82	4.93	3.85
MDUR (yr)	8.93	7.64	6.05	4.49	3.56
First Prin Pay	05/19/2004	05/19/2004	05/19/2004	05/19/2004	05/19/2004
Last Prin Pay	01/19/2034	01/19/2034	01/19/2034	01/19/2034	01/19/2034

(1)

The tables above assume that the borrowers on the Mortgage Loans always make a fully amortizing payment each month and no Deferred Interest is created.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Total Mortgage Loan Statistics

As of the Statistical Cut-off Date

Total Current Balance:	$376,659,423
Total Original Balance:	$378,500,223
Number Of Loans:	1,217

			Minimum		Maximum
Average Current Balance:	$309,498		$22,355		$2,492,373
Average Original Balance:	$311,011		$22,400		$2,500,000

Weighted Average Gross Coupon:	3.329%		1.250%		5.861%
Weighted Average Gross Margin:	2.614%		1.300%		4.275%
Weighted Average Max Int Rate:	9.971%		7.500%		12.700%

Weighted Average LTV Ratio:	72.12%		11.54%		95.00%

Weighted Average Neg Amort Limit:	115		110		115
Weighted Average Period Pay Cap:	7.500		7.500		7.500

Weighted Average FICO Score:	718		599		822

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	357	months	284	months	359	months
Weighted Average Seasoning:	3	months	1	months	76	months

Weighted Average Next Rate Reset:	1	months	1	months	11	months
Weighted Average Rate Adj Freq:	1	months	1	months	1	months
Weighted Average First Rate Adj Freq:	3	months	1	months	13	months

Weighted Average Prepay Term:	39	months	0	months	60	months

Top State Concentrations ($):	46.40 % California, 10.56 % Florida, 8.94 % Colorado
Maximum Zip Code Concentration ($):	1.34% 33139

First Pay Date:		Jan 01, 1998 Jan 01, 2004 Dec 01, 2027			Apr 01, 2004
Paid To Date:					Apr 01, 2004
Mature Date:					Mar 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
COFI	231	$68,774,631.57	18.26%
LIBOR	592	196,482,708.63	52.16
MTA	394	111,402,083.17	29.58
Total	1,217	$376,659,423.37	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
22,355 - 50,000	15	$618,193.18	0.16%
50,001 - 100,000	139	11,192,507.32	2.97
100,001 - 150,000	178	22,601,164.25	6.00
150,001 - 200,000	197	34,357,418.63	9.12
200,001 - 250,000	140	31,707,170.03	8.42
250,001 - 300,000	109	29,973,076.49	7.96
300,001 - 350,000	92	29,865,489.71	7.93
350,001 - 400,000	71	26,720,792.81	7.09
400,001 - 450,000	53	22,579,572.46	5.99
450,001 - 500,000	52	24,641,254.83	6.54
500,001 - 550,000	25	13,083,072.23	3.47
550,001 - 600,000	24	13,872,640.28	3.68
600,001 - 650,000	35	22,309,895.57	5.92
650,001 - 700,000	8	5,399,343.26	1.43
700,001 - 750,000	11	8,062,379.84	2.14
750,001 - 800,000	4	3,112,240.21	0.83
800,001 - 850,000	8	6,648,958.49	1.77
850,001 - 900,000	8	7,042,881.58	1.87
900,001 - 950,000	6	5,543,598.34	1.47
950,001 - 1,000,000	15	14,794,872.28	3.93
> 1,000,000	27	42,532,901.58	11.29
Total	1,217	$376,659,423.37	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1.250 - 1.500	37	$12,644,270.14	3.36%
1.501 - 2.000	184	57,690,091.07	15.32
2.001 - 2.500	112	22,159,585.32	5.88
2.501 - 3.000	40	14,861,319.81	3.95
3.001 - 3.500	156	59,048,694.47	15.68
3.501 - 4.000	434	140,317,019.04	37.25
4.001 - 4.500	92	21,393,172.84	5.68
4.501 - 5.000	124	41,218,173.84	10.94
5.001 - 5.500	35	6,521,000.86	1.73
5.501 - 5.861	3	806,095.98	0.21
Total	1,217	$376,659,423.37	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
7.500 - 7.500	1	$313,667.14	0.08%
9.001 - 9.500	2	455,634.42	0.12
9.501 - 10.000	1,198	369,442,438.45	98.08
10.001 - 10.500	1	88,224.24	0.02
10.501 - 11.000	2	2,025,605.75	0.54
11.001 - 11.500	6	2,567,837.83	0.68
11.501 - 12.000	6	1,520,551.84	0.40
12.501 - 12.700	1	245,463.70	0.07
Total	1,217	$376,659,423.37	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1.250 - 1.500	21	$6,432,616.67	1.71%
1.501 - 2.000	22	7,126,441.88	1.89
2.001 - 2.500	552	187,911,896.12	49.89
2.501 - 3.000	445	128,386,519.24	34.09
3.001 - 3.500	156	42,106,265.79	11.18
3.501 - 4.000	16	3,762,165.70	1.00
4.001 - 4.275	5	933,517.97	0.25
Total	1,217	$376,659,423.37	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CHANGE DATE:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
02/01/98	1	$82,405.75	0.02%
07/01/98	1	230,216.69	0.06
08/01/99	1	287,933.06	0.08
08/01/02	1	231,422.28	0.06
10/01/03	1	741,574.42	0.20
01/01/04	26	12,564,339.36	3.34
02/01/04	41	13,968,922.05	3.71
03/01/04	303	95,797,790.84	25.43
04/01/04	480	150,719,650.94	40.01
05/01/04	254	69,523,032.15	18.46
06/01/04	106	31,945,575.20	8.48
02/01/05	1	357,523.29	0.09
03/01/05	1	209,037.34	0.06
Total	1,217	$376,659,423.37	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
360	1,217	$376,659,423.37	100.00%
Total	1,217	$376,659,423.37	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
284 - 288	1	$82,405.75	0.02%
289 - 300	1	230,216.69	0.06
301 - 312	1	287,933.06	0.08
337 - 348	1	231,422.28	0.06
349 - 359	1,213	375,827,445.59	99.78
Total	1,217	$376,659,423.37	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Single Family	692	$224,429,558.01	59.58%
PUD	276	95,426,412.54	25.33
Condominium	169	38,018,958.65	10.09
Two-Four Family	80	18,784,494.17	4.99
Total	1,217	$376,659,423.37	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Purchase	498	$164,879,606.50	43.77%
Cash Out Refinance	317	106,200,100.33	28.20
Rate/Term Refinance	402	105,579,716.54	28.03
Total	1,217	$376,659,423.37	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Primary	796	$288,032,641.80	76.47%
Investor	359	68,636,180.84	18.22
Second Home	62	19,990,600.73	5.31
Total	1,217	$376,659,423.37	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1.300 - 1.500	18	$5,478,324.41	1.45%
1.501 - 2.000	22	6,530,057.79	1.73
2.001 - 2.500	450	167,771,786.94	44.54
2.501 - 3.000	506	142,794,591.29	37.91
3.001 - 3.500	197	48,718,978.22	12.93
3.501 - 4.000	20	4,498,842.00	1.19
4.001 - 4.275	4	866,842.72	0.23
Total	1,217	$376,659,423.37	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LTV RATIO (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
11.54 - 15.00	1	$741,574.42	0.20%
15.01 - 20.00	4	305,157.21	0.08
20.01 - 25.00	2	755,580.79	0.20
25.01 - 30.00	10	1,821,813.83	0.48
30.01 - 35.00	9	3,127,718.26	0.83
35.01 - 40.00	12	3,230,358.06	0.86
40.01 - 45.00	11	2,980,570.64	0.79
45.01 - 50.00	23	7,147,010.15	1.90
50.01 - 55.00	42	13,554,587.49	3.60
55.01 - 60.00	53	18,082,412.09	4.80
60.01 - 65.00	76	23,503,955.41	6.24
65.01 - 70.00	207	68,534,478.12	18.20
70.01 - 75.00	207	77,363,322.21	20.54
75.01 - 80.00	437	126,855,394.44	33.68
80.01 - 85.00	12	3,343,813.73	0.89
85.01 - 90.00	53	13,046,649.09	3.46
90.01 - 95.00	58	12,265,027.43	3.26
Total	1,217	$376,659,423.37	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Reduced Documentation	592	$222,963,570.16	59.20%
Full Documentation	370	95,816,748.10	25.44
Alternative Documentation	255	57,879,105.11	15.37
Total	1,217	$376,659,423.37	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
599 - 600	1	$378,637.47	0.10%
601 - 620	1	228,684.28	0.06
621 - 640	41	10,739,315.21	2.85
641 - 660	76	23,249,394.93	6.17
661 - 680	105	33,700,122.23	8.95
681 - 700	208	65,329,331.19	17.34
701 - 720	223	74,979,347.83	19.91
721 - 740	163	46,975,340.22	12.47
741 - 760	145	48,025,179.56	12.75
761 - 780	157	46,346,982.08	12.30
781 - 800	77	20,915,683.39	5.55
801 - 820	18	5,278,392.68	1.40
821 - 822	2	513,012.30	0.14
Total	1,217	$376,659,423.37	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Alabama	4	$694,964.24	0.18%
Alaska	1	209,197.21	0.06
Arizona	28	7,226,004.77	1.92
California	425	174,760,716.51	46.40
Colorado	101	33,690,186.56	8.94
Connecticut	17	3,419,546.52	0.91
Florida	155	39,782,562.95	10.56
Georgia	19	4,229,052.44	1.12
Hawaii	6	3,668,585.62	0.97
Idaho	11	2,067,589.65	0.55
Illinois	31	9,367,822.43	2.49
Indiana	7	1,181,588.11	0.31
Iowa	1	77,269.58	0.02
Kansas	2	242,088.04	0.06
Kentucky	24	4,032,402.20	1.07
Maine	2	173,409.83	0.05
Maryland	18	5,709,468.89	1.52
Massachusetts	42	14,910,130.93	3.96
Michigan	12	1,993,084.98	0.53
Minnesota	15	3,889,585.08	1.03
Missouri	23	3,699,541.53	0.98
Montana	1	156,998.29	0.04
Nebraska	1	289,386.91	0.08
Nevada	43	9,005,127.31	2.39
New Hampshire	3	546,907.05	0.15
New Jersey	31	7,665,719.22	2.04
New Mexico	2	266,039.92	0.07
New York	13	5,792,875.75	1.54
North Carolina	9	1,716,045.39	0.46
North Dakota	1	99,602.01	0.03
Ohio	17	2,444,318.23	0.65
Oklahoma	5	376,208.04	0.10
Oregon	11	2,304,276.18	0.61
Pennsylvania	18	3,546,315.03	0.94
Rhode Island	3	647,707.74	0.17
South Carolina	5	648,898.64	0.17
Tennessee	7	2,093,864.00	0.56
Texas	26	4,383,379.80	1.16
Utah	16	2,471,639.39	0.66
Vermont	1	104,481.58	0.03
Virginia	15	7,563,377.41	2.01
Washington	31	7,450,432.96	1.98
Wisconsin	13	1,957,336.06	0.52
Wyoming	1	103,688.39	0.03
Total	1,217	$376,659,423.37	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group I Mortgage Loan Statistics

As of the Statistical Cut-off Date

Total Current Balance:	$150,567,958
Total Original Balance:	$151,329,340
Number Of Loans:	821

			Minimum		Maximum
Average Current Balance:	$183,396		$22,355		$572,460
Average Original Balance:	$184,323		$22,400		$573,600

Weighted Average Gross Coupon:	3.346%		1.250%		5.836%
Weighted Average Gross Margin:	2.697%		1.300%		4.275%
Weighted Average Max Int Rate:	9.973%		7.500%		12.700%

Weighted Average LTV Ratio:	73.76%		18.21%		95.00%

Weighted Average Neg Amort Limit:	115		110		115
Weighted Average Period Pay Cap:	7.500		7.500		7.500

Weighted Average Credit Score:	719		620		819

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	357	months	284	months	359	months
Weighted Average Seasoning:	3	months	1	months	76	months

Weighted Average Next Rate Reset:	1	months	1	months	11	months
Weighted Average Rate Adj Freq:	1	months	1	months	1	months
Weighted Average First Rate Adj Freq:	3	months	1	months	13	months

Weighted Average Prepay Term:	36	months	0	months	36	months

Top State Concentrations ($):	32.11 % California, 13.30 % Florida, 7.95 % Colorado
Maximum Zip Code Concentration ($):	0.62% 33139

First Pay Date:			Jan 01, 1998		Apr 01, 2004
Paid To Date:			Jan 01, 2004		Apr 01, 2004
Mature Date:			Dec 01, 2027		Mar 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
COFI	158	$30,046,812.12	19.96%
LIBOR	376	67,372,562.99	44.75
MTA	287	53,148,582.92	35.30
Total	821	$150,567,958.03	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
22,355 - 50,000	15	$618,193.18	0.41%
50,001 - 100,000	132	10,671,881.73	7.09
100,001 - 150,000	168	21,362,447.09	14.19
150,001 - 200,000	191	33,336,697.37	22.14
200,001 - 250,000	137	31,081,192.25	20.64
250,001 - 300,000	105	28,908,401.19	19.20
300,001 - 350,000	60	19,006,686.89	12.62
350,001 - 400,000	5	1,844,704.37	1.23
400,001 - 450,000	3	1,242,749.49	0.83
450,001 - 500,000	3	1,411,953.79	0.94
500,001 - 550,000	1	510,591.10	0.34
550,001 - 572,460	1	572,459.58	0.38
Total	821	$150,567,958.03	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1.250 - 1.500	22	$4,201,080.31	2.79%
1.501 - 2.000	124	23,025,376.60	15.29
2.001 - 2.500	93	14,724,712.87	9.78
2.501 - 3.000	31	5,494,576.57	3.65
3.001 - 3.500	92	17,947,109.89	11.92
3.501 - 4.000	274	51,089,690.12	33.93
4.001 - 4.500	74	13,109,367.87	8.71
4.501 - 5.000	80	15,896,190.55	10.56
5.001 - 5.500	29	4,639,752.07	3.08
5.501 - 5.836	2	440,101.18	0.29
Total	821	$150,567,958.03	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
360	821	$150,567,958.03	100.00%
Total	821	$150,567,958.03	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
284 - 288	1	$82,405.75	0.05%
289 - 300	1	230,216.69	0.15
301 - 312	1	287,933.06	0.19
337 - 348	1	231,422.28	0.15
349 - 359	817	149,735,980.25	99.45
Total	821	$150,567,958.03	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Single Family	444	$79,643,555.85	52.90%
PUD	173	33,235,214.22	22.07
Condominium	132	23,267,175.47	15.45
Two-Four Family	72	14,422,012.49	9.58
Total	821	$150,567,958.03	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Purchase	312	$62,112,294.30	41.25%
Rate/Term Refinance	303	50,030,478.34	33.23
Cash Out Refinance	206	38,425,185.39	25.52
Total	821	$150,567,958.03	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Primary	475	$93,457,224.60	62.07%
Investor	304	48,170,680.73	31.99
Second Home	42	8,940,052.70	5.94
Total	821	$150,567,958.03	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1.300 - 1.500	14	$2,208,461.11	1.47%
1.501 - 2.000	16	2,227,608.82	1.48
2.001 - 2.500	265	49,405,787.62	32.81
2.501 - 3.000	360	65,569,491.59	43.55
3.001 - 3.500	147	27,402,363.50	18.20
3.501 - 4.000	17	3,392,129.79	2.25
4.001 - 4.275	2	362,115.60	0.24
Total	821	$150,567,958.03	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE (%):	Mortgage Loans	The Stat Cutoff Date	the Stat Cutoff Date
7.500 - 7.500	1	$313,667.14	0.21%
9.001 - 9.500	2	455,634.42	0.30
9.501 - 10.000	807	147,230,388.45	97.78
10.001 - 10.500	1	88,224.24	0.06
10.501 - 11.000	1	215,405.67	0.14
11.001 - 11.500	2	498,622.57	0.33
11.501 - 12.000	6	1,520,551.84	1.01
12.501 - 12.700	1	245,463.70	0.16
Total	821	$150,567,958.03	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1.250 - 1.500	15	$1,969,452.14	1.31%
1.501 - 2.000	14	2,300,946.56	1.53
2.001 - 2.500	355	63,449,465.35	42.14
2.501 - 3.000	308	57,463,999.22	38.16
3.001 - 3.500	111	21,577,066.40	14.33
3.501 - 4.000	14	3,012,242.71	2.00
4.001 - 4.275	4	794,785.65	0.53
Total	821	$150,567,958.03	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CHANGE DATE:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
02/01/98	1	$82,405.75	0.05%
07/01/98	1	230,216.69	0.15
08/01/99	1	287,933.06	0.19
08/01/02	1	231,422.28	0.15
01/01/04	13	2,749,189.92	1.83
02/01/04	27	6,572,712.43	4.37
03/01/04	202	39,209,576.65	26.04
04/01/04	312	54,279,204.67	36.05
05/01/04	185	31,819,333.09	21.13
06/01/04	77	14,896,926.15	9.89
03/01/05	1	209,037.34	0.14
Total	821	$150,567,958.03	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LTV RATIO (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
18.21 - 20.00	3	$226,196.29	0.15%
20.01 - 25.00	1	149,456.37	0.10
25.01 - 30.00	7	825,085.98	0.55
30.01 - 35.00	6	914,467.38	0.61
35.01 - 40.00	8	1,017,524.88	0.68
40.01 - 45.00	6	509,122.52	0.34
45.01 - 50.00	15	2,249,149.84	1.49
50.01 - 55.00	30	5,040,451.34	3.35
55.01 - 60.00	39	7,530,165.27	5.00
60.01 - 65.00	58	10,180,885.38	6.76
65.01 - 70.00	141	23,955,776.05	15.91
70.01 - 75.00	115	22,201,125.92	14.74
75.01 - 80.00	295	56,956,472.55	37.83
80.01 - 85.00	7	1,328,283.31	0.88
85.01 - 90.00	42	8,315,261.26	5.52
90.01 - 95.00	48	9,168,533.69	6.09
Total	821	$150,567,958.03	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Reduced Documentation	330	$61,367,115.11	40.76%
Full Documentation	286	51,788,875.98	34.40
Alternative Documentation	205	37,411,966.94	24.85
Total	821	$150,567,958.03	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
620 - 620	1	$228,684.28	0.15%
621 - 640	32	6,769,879.29	4.50
641 - 660	51	9,901,873.23	6.58
661 - 680	67	12,316,809.29	8.18
681 - 700	135	23,319,758.67	15.49
701 - 720	138	24,896,081.24	16.53
721 - 740	119	21,299,991.55	14.15
741 - 760	101	18,593,112.76	12.35
761 - 780	107	20,221,750.08	13.43
781 - 800	55	10,022,394.42	6.66
801 - 819	15	2,997,623.22	1.99
Total	821	$150,567,958.03	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Alabama	4	$694,964.24	0.46%
Alaska	1	209,197.21	0.14
Arizona	21	3,623,756.15	2.41
California	213	48,346,417.78	32.11
Colorado	67	11,976,509.28	7.95
Connecticut	15	2,679,541.68	1.78
Florida	120	20,026,191.43	13.30
Georgia	17	3,153,152.30	2.09
Hawaii	4	1,691,810.72	1.12
Idaho	4	525,518.72	0.35
Illinois	21	3,870,058.52	2.57
Indiana	6	768,045.35	0.51
Iowa	1	77,269.58	0.05
Kansas	2	242,088.04	0.16
Kentucky	20	2,533,528.52	1.68
Maine	2	173,409.83	0.12
Maryland	10	1,386,926.85	0.92
Massachusetts	26	5,241,337.33	3.48
Michigan	11	1,420,517.97	0.94
Minnesota	11	1,780,756.92	1.18
Missouri	21	2,377,135.36	1.58
Montana	1	156,998.29	0.10
Nebraska	1	289,386.91	0.19
Nevada	36	6,501,329.39	4.32
New Hampshire	2	326,702.68	0.22
New Jersey	26	5,493,925.50	3.65
New Mexico	2	266,039.92	0.18
New York	7	1,795,939.28	1.19
North Carolina	8	1,267,658.92	0.84
North Dakota	1	99,602.01	0.07
Ohio	16	1,891,735.82	1.26
Oklahoma	5	376,208.04	0.25
Oregon	9	1,551,730.37	1.03
Pennsylvania	16	2,549,152.22	1.69
Rhode Island	2	292,509.09	0.19
South Carolina	5	648,898.64	0.43
Tennessee	5	746,047.08	0.50
Texas	20	2,859,372.93	1.90
Utah	15	2,132,358.19	1.42
Vermont	1	104,481.58	0.07
Virginia	10	2,457,132.78	1.63
Washington	23	4,295,914.58	2.85
Wisconsin	12	1,563,011.64	1.04
Wyoming	1	103,688.39	0.07
Total	821	$150,567,958.03	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group II Mortgage Loan Statistics

As of the Statistical Cut-off Date

Total Current Balance:	$226,091,465
Total Original Balance:	$227,170,883
Number Of Loans:	396

			Minimum		Maximum
Average Current Balance:	$570,938		$54,519		$2,492,373
Average Original Amount:	$573,664		$54,625		$2,500,000

Weighted Average Gross Coupon:	3.317%		1.250%		5.861%
Weighted Average Gross Margin:	2.558%		1.300%		4.275%
Weighted Average Max Int Rate:	9.969%		9.950%		11.200%

Weighted Average Ltv Ratio:	71.03%		11.54%		95.00%

Weighted Average Neg Amort Limit:	115		110		115
Weighted Average Period Pay Cap:	7.500		7.500		7.500

Weighted Average FICO Score:	717		599		822

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	357	months	351	months	359	months
Weighted Average Seasoning:	3	months	1	months	9	months

Weighted Average Next Rate Reset:	1	months	1	months	10	months
Weighted Average Rate Adj Freq:	1	months	1	months	1	months
Weighted Average First Rate Adj Freq:	3	months	1	months	13	months

Weighted Average Prepay Term:	42	months	0	months	60	months

Top State Concentrations ($):	55.91 % California, 9.60 % Colorado, 8.74 % Florida
Maximum Zip Code Concentration ($):	1.82% 33139

First Pay Date:			Aug 01, 2003		Apr 01, 2004
Paid To Date:			Jan 01, 2004		Apr 01, 2004
Mature Date:			Jul 01, 2033		Mar 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
COFI	73	$38,727,819.45	17.13%
LIBOR	216	129,110,145.64	57.11
MTA	107	58,253,500.25	25.77
Total	396	$226,091,465.34	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
54,519 - 100,000	7	$520,625.59	0.23%
100,001 - 150,000	10	1,238,717.16	0.55
150,001 - 200,000	6	1,020,721.26	0.45
200,001 - 250,000	3	625,977.78	0.28
250,001 - 300,000	4	1,064,675.30	0.47
300,001 - 350,000	32	10,858,802.82	4.80
350,001 - 400,000	66	24,876,088.44	11.00
400,001 - 450,000	50	21,336,822.97	9.44
450,001 - 500,000	49	23,229,301.04	10.27
500,001 - 550,000	24	12,572,481.13	5.56
550,001 - 600,000	23	13,300,180.70	5.88
600,001 - 650,000	35	22,309,895.57	9.87
650,001 - 700,000	8	5,399,343.26	2.39
700,001 - 750,000	11	8,062,379.84	3.57
750,001 - 800,000	4	3,112,240.21	1.38
800,001 - 850,000	8	6,648,958.49	2.94
850,001 - 900,000	8	7,042,881.58	3.12
900,001 - 950,000	6	5,543,598.34	2.45
950,001 - 1,000,000	15	14,794,872.28	6.54
> 1,000,000	27	42,532,901.58	18.81
Total	396	$226,091,465.34	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1.250 - 1.500	15	$8,443,189.83	3.73%
1.501 - 2.000	60	34,664,714.47	15.33
2.001 - 2.500	19	7,434,872.45	3.29
2.501 - 3.000	9	9,366,743.24	4.14
3.001 - 3.500	64	41,101,584.58	18.18
3.501 - 4.000	160	89,227,328.92	39.47
4.001 - 4.500	18	8,283,804.97	3.66
4.501 - 5.000	44	25,321,983.29	11.20
5.001 - 5.500	6	1,881,248.79	0.83
5.501 - 5.861	1	365,994.80	0.16
Total	396	$226,091,465.34	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
360	396	$226,091,465.34	100.00%
Total	396	$226,091,465.34	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
351 - 359	396	$226,091,465.34	100.00%
Total	396	$226,091,465.34	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Single Family	248	$144,786,002.16	64.04%
PUD	103	62,191,198.32	27.51
Condominium	37	14,751,783.18	6.52
Two-Four Family	8	4,362,481.68	1.93
Total	396	$226,091,465.34	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Purchase	186	$102,767,312.20	45.45%
Cash Out Refinance	111	67,774,914.94	29.98
Rate/Term Refinance	99	55,549,238.20	24.57
Total	396	$226,091,465.34	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Primary	321	$194,575,417.20	86.06%
Investor	55	20,465,500.11	9.05
Second Home	20	11,050,548.03	4.89
Total	396	$226,091,465.34	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1.300 - 1.500	4	$3,269,863.30	1.45%
1.501 - 2.000	6	4,302,448.97	1.90
2.001 - 2.500	185	118,365,999.32	52.35
2.501 - 3.000	146	77,225,099.70	34.16
3.001 - 3.500	50	21,316,614.72	9.43
3.501 - 4.000	3	1,106,712.21	0.49
4.001 - 4.275	2	504,727.12	0.22
Total	396	$226,091,465.34	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
9.950 - 10.000	391	$222,212,050.00	98.28%
10.501 - 11.000	1	1,810,200.08	0.80
11.001 - 11.200	4	2,069,215.26	0.92
Total	396	$226,091,465.34	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1.250 - 1.500	6	$4,463,164.53	1.97%
1.501 - 2.000	8	4,825,495.32	2.13
2.001 - 2.500	197	124,462,430.77	55.05
2.501 - 3.000	137	70,922,520.02	31.37
3.001 - 3.500	45	20,529,199.39	9.08
3.501 - 4.000	2	749,922.99	0.33
4.001 - 4.275	1	138,732.32	0.06
Total	396	$226,091,465.34	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CHANGE DATE:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
10/01/03	1	$741,574.42	0.33%
01/01/04	13	9,815,149.44	4.34
02/01/04	14	7,396,209.62	3.27
03/01/04	101	56,588,214.19	25.03
04/01/04	168	96,440,446.27	42.66
05/01/04	69	37,703,699.06	16.68
06/01/04	29	17,048,649.05	7.54
02/01/05	1	357,523.29	0.16
Total	396	$226,091,465.34	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LTV RATIO (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
11.54 - 15.00	1	$741,574.42	0.33%
15.01 - 20.00	1	78,960.92	0.03
20.01 - 25.00	1	606,124.42	0.27
25.01 - 30.00	3	996,727.85	0.44
30.01 - 35.00	3	2,213,250.88	0.98
35.01 - 40.00	4	2,212,833.18	0.98
40.01 - 45.00	5	2,471,448.12	1.09
45.01 - 50.00	8	4,897,860.31	2.17
50.01 - 55.00	12	8,514,136.15	3.77
55.01 - 60.00	14	10,552,246.82	4.67
60.01 - 65.00	18	13,323,070.03	5.89
65.01 - 70.00	66	44,578,702.07	19.72
70.01 - 75.00	92	55,162,196.29	24.40
75.01 - 80.00	142	69,898,921.89	30.92
80.01 - 85.00	5	2,015,530.42	0.89
85.01 - 90.00	11	4,731,387.83	2.09
90.01 - 95.00	10	3,096,493.74	1.37
Total	396	$226,091,465.34	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Reduced Documentation	262	$161,596,455.05	71.47%
Full Documentation	84	44,027,872.12	19.47
Alternative Documentation	50	20,467,138.17	9.05
Total	396	$226,091,465.34	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
599 - 600	1	$378,637.47	0.17%
621 - 640	9	3,969,435.92	1.76
641 - 660	25	13,347,521.70	5.90
661 - 680	38	21,383,312.94	9.46
681 - 700	73	42,009,572.52	18.58
701 - 720	85	50,083,266.59	22.15
721 - 740	44	25,675,348.67	11.36
741 - 760	44	29,432,066.80	13.02
761 - 780	50	26,125,232.00	11.56
781 - 800	22	10,893,288.97	4.82
801 - 820	3	2,280,769.46	1.01
821 - 822	2	513,012.30	0.23
Total	396	$226,091,465.34	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Arizona	7	$3,602,248.62	1.59%
California	212	126,414,298.73	55.91
Colorado	34	21,713,677.28	9.60
Connecticut	2	740,004.84	0.33
Florida	35	19,756,371.52	8.74
Georgia	2	1,075,900.14	0.48
Hawaii	2	1,976,774.90	0.87
Idaho	7	1,542,070.93	0.68
Illinois	10	5,497,763.91	2.43
Indiana	1	413,542.76	0.18
Kentucky	4	1,498,873.68	0.66
Maryland	8	4,322,542.04	1.91
Massachusetts	16	9,668,793.60	4.28
Michigan	1	572,567.01	0.25
Minnesota	4	2,108,828.16	0.93
Missouri	2	1,322,406.17	0.58
Nevada	7	2,503,797.92	1.11
New Hampshire	1	220,204.37	0.10
New Jersey	5	2,171,793.72	0.96
New York	6	3,996,936.47	1.77
North Carolina	1	448,386.47	0.20
Ohio	1	552,582.41	0.24
Oregon	2	752,545.81	0.33
Pennsylvania	2	997,162.81	0.44
Rhode Island	1	355,198.65	0.16
Tennessee	2	1,347,816.92	0.60
Texas	6	1,524,006.87	0.67
Utah	1	339,281.20	0.15
Virginia	5	5,106,244.63	2.26
Washington	8	3,154,518.38	1.40
Wisconsin	1	394,324.42	0.17
Total	396	$226,091,465.34	100.00%